UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2007

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14242	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10220-L Old Columbia Road, Columbia, Maryland	21046-2364
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (410) 290-5390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 9, 2007, Celsion Corporation (the “Company”) issued a press release reporting its financial results for the three-month and six- month periods ended June 30, 2007 (the “Earnings Release”).

On August 10, 2007, the Company issued a press release correcting the Condensed Statements of Operations included in the Earnings Release to conform the data in the table to the data which was correctly reported in the Statements of Operations included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2007 (the “Correcting Release”).

The following corrections to the table were made in the Correcting Release (all dollar amounts in thousands except per share amounts):

(a)	Research & development for the three months ended June 30, 2006 was changed from $1,408 to $1,407.

(b)	Loss from continuing operations for the three months ended June 30, 2006 was changed from $(2,939) to $(2,938).

(c)	Net loss for the three months ended June 30, 2006 was changed from $(3,724) to $(3,723).

(d)	Income/(Loss) from discontinued operations for the three months ended June 30, 2007 was changed from $49,121 to $48,847.

(e)	The “Net loss” heading was changed to “Net (loss)/income” and the net income for the three months ended June 30, 2007 was changed from $48,847 to $44,215.

(f)	The heading “Net loss per common share (basic and diluted)” was changed to “Net (loss)/income per common share (basic)”.

(g)	A heading “Net (loss)/income per common share (diluted)” was inserted along with the relevant numbers of $(0.35), $3.80, $(0.51) and $3.64 for the three months ended June 30, 2006 and 2007 and the six months ended June 30, 2006 and 2007, respectively.

(h)	A heading “Weighted average shares outstanding (diluted)” was inserted along with the numbers 10,733,156, 11,628,480, 10,730,193 and 11,493,854 for the quarters ended June 30, 2006 and 2007 and the six months ended June 30, 2006 and 2007 respectively.

The Earnings Release and the Correcting Release are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. The information in this report (including the exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 9, 2007, furnished pursuant to Item 2.02 of Form 8-K

99.2	Press Release, dated August 10, 2007, furnished pursuant to Item 2.02 of Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: August 13, 2007	By:	/s/ Anthony P. Deasey
Anthony P. Deasey Executive Vice President Chief Financial Officer (Principal Financial and Chief Accounting Officer)

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